UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 27, 2015

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Southern Company (the “Company”) held its Annual Meeting of Stockholders on May 27, 2015. Stockholders voted as follows on the matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Juanita Powell Baranco	563,354,761	6,240,620	4,108,674	158,450,698
Jon A. Boscia	564,590,235	4,940,651	4,173,169	158,450,698
Henry A. Clark III	564,130,010	5,300,571	4,273,474	158,450,698
Thomas A. Fanning	546,222,364	17,904,826	9,576,865	158,450,698
David J. Grain	563,803,849	5,708,416	4,191,790	158,450,698
Veronica M. Hagen	563,924,544	5,608,774	4,170,737	158,450,698
Warren A. Hood, Jr.	563,775,827	5,683,109	4,245,119	158,450,698
Linda P. Hudson	560,743,599	8,787,778	4,172,678	158,450,698
Donald M. James	552,324,918	17,045,214	4,333,923	158,450,698
John D. Johns	553,525,925	15,979,574	4,198,556	158,450,698
Dale E. Klein	561,382,332	8,145,882	4,175,841	158,450,698
William G. Smith, Jr.	563,287,544	6,297,597	4,118,914	158,450,698
Steven R. Specker	564,129,044	5,506,532	4,068,479	158,450,698
Larry D. Thompson	563,839,197	5,644,001	4,220,857	158,450,698
E. Jenner Wood III	439,340,700	130,029,890	4,333,465	158,450,698

2.	The proposal to approve The Southern Company Outside Directors Stock Plan was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
545,369,866	20,126,614	8,207,575	158,450,698

3.	The proposal to approve an amendment to the by-laws related to the ability of stockholders to act by written consent to amend the by-laws was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
547,789,577	18,899,357	7,015,121	158,450,698

4.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
530,452,437	34,332,806	8,918,812	158,450,698

5.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2015 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
717,773,835	8,667,354	5,713,564	0

6.	The stockholder proposal on proxy access was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
260,446,276	303,750,942	9,506,837	158,450,698

7.	The stockholder proposal on greenhouse gas emissions reduction goals was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,265,027	402,330,075	57,108,953	158,450,698

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
3.1	By-Laws of the Company, as amended effective May 27, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2015	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Corporate Secretary

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